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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 18, 1999


                        LONG BEACH FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-29272                33-0739843
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


1100 Town & Country Road, Suite 1600, Orange, California             92868
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        (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (714) 835-5743


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release dated May 19, 1999 announcing the execution of a definitive merger agreement between Washington Mutual, Inc. and Long Beach Financial Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS.

        The following exhibits are filed with this report on Form 8-K:


Exhibit
Number                            Description
------                            -----------
 2.1     Agreement and Plan of Merger dated May 18, 1999 between Washington
         Mutual, Inc. and Long Beach Financial Corporation.

 4.1     Stock Option Agreement dated May 18, 1999 between Long Beach Financial
         Corporation and Washington Mutual, Inc.

99.1     Press Release: "Washington Mutual and Long Beach Financial Announce
         Definitive Agreement," dated May 19, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 1999                       LONG BEACH FINANCIAL CORPORATION


                                          By:     /s/ James J. Sullivan
                                                  -----------------------------
                                                  James J. Sullivan
                                                  Senior Vice President,
                                                  General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit
Number                            Description
------                            -----------
 2.1     Agreement and Plan of Merger dated May 18, 1999 between Washington
         Mutual, Inc. and Long Beach Financial Corporation.

 4.1     Stock Option Agreement dated May 18, 1999 between Long Beach Financial
         Corporation and Washington Mutual, Inc.

99.1     Press Release: "Washington Mutual and Long Beach Financial Announce
         Definitive Agreement," dated May 19, 1999.